UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 2009
                                                        ------------------


                               Ronson Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            New Jersey                  0-1031                22-0743290
--------------------------------     ------------       -----------------------
(State or Other Jurisdiction of      (Commission            (IRS Employer
          Incorporation)             File Number)         Identification No.)

        3 Ronson Road, P.O. Box 3000
           Woodbridge, New Jersey                                 07095
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  (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code            (732) 636-2430
                                                   -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               RONSON CORPORATION
                                 FORM 8-K INDEX


ITEM                                                                        PAGE

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT                            1

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT                                 1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS                                   1




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                           Forward-Looking Statements

         This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectations of future events. The Company cannot assure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.


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Item 1.01. Entry into a Material Definitive Agreement.

         (a) On December 28, 2009, Ronson Corporation (the "Company") and its wholly-owned subsidiaries, Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (collectively, the "Borrowers"), further extended the previously reported forbearance agreement (the "Forbearance Agreement") with their principal lender, Wells Fargo Bank, National Association ("Wells Fargo"), under which Wells Fargo has agreed not to assert existing events of default under the Borrowers' credit facilities with Wells Fargo through February 5, 2010, or such earlier date determined under the Forbearance Agreement.

         In addition, the amendment to the Forbearance Agreement provides that the amount of advances which Wells Fargo will extend under the Company's maximum revolving credit line shall increase automatically from $3,500,000 to $3,700,000 and that the maximum overadvance facility shall increase automatically from $2,000,000 to $2,200,000, in each case, upon receipt by Wells Fargo of evidence satisfactory to it, in its sole discretion, that the Company's proxy statement for the solicitation of shareholder approval of the Company's contemplated sales of the assets of its Aviation Division and Consumer Products Division has been cleared by the Securities and Exchange Commission for mailing to the Company's shareholders.

         The foregoing summary set forth in response to this Item 1.01 is qualified by reference to the full text of the agreement attached as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

         (a) The text of Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits: The following exhibits are filed herewith:

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   Exhibit No.                              Description
---------------   --------------------------------------------------------------
Exhibit 10.1      Ninth Amendment to Forbearance Agreement, dated December 28,
                  2009, among Ronson Corporation, Ronson Consumer Products
                  Corporation, Ronson Aviation, Inc., Ronson Corporation of
                  Canada Ltd. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division.

Additional Information and Where to Find It

In connection with the Company's previously announced proposed sale of each of its aviation division and consumer products division, Ronson Corporation has filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SALE TRANSACTIONS. Investors and shareholders may obtain a free copy of the proxy statement and other documents filed by the Company (when available) at the SEC's website at http://www.sec.gov. The proxy statement and such other documents may also be obtained, free of charge, by directing a request to Daryl Holcomb, Chief Financial Officer, Ronson Corporation, 3 Ronson Road, P.O. Box 3000, Woodbridge, New Jersey 07095.

Ronson Corporation and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the proposed sale transactions. Information regarding the interests of the Company's participants in the solicitation is included in the preliminary proxy statement and will be included in the definitive proxy statement relating to the proposed sale transactions when it is filed with the SEC and becomes available.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Ronson Corporation
Date:   December  29, 2009
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                                               By: /s/ Daryl Holcomb
                                                  ------------------------------
                                               Daryl Holcomb
                                               Vice President, Chief Financial
                                               Officer and Controller